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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




               Date of Report (Date of Earliest Event Reported):

                                August 11, 1998




                           MONRO MUFFLER BRAKE, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)




                        Commission File Number 0-19357




        New York                                        16-0838627
(State of incorporation)                   (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                          14615
(Address of principal executive offices)                         (zip code)




Registrant's telephone number, including area code              (716) 647-6400



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Item 5.  Other Events.
----------------------

On August 11, 1998, the Company along with Speedy Muffler King Inc., Bloor Automotive Inc. and Speedy Car-X Inc. agreed to amend the definitive purchase agreement, originally executed April 13, 1998, (the "Agreement"), relating to the purchase of certain assets relating to the United States business of Bloor Automotive Inc. and certain assets of Speedy Car-X Inc., in order to extend the outside termination date from "August 11, 1998" to "August 31, 1998". Amendment No. 1 to the Agreement has been filed as exhibit 10.1 to this Form 8-K.


Item 7. Financial Statements and Exhibits.
------------------------------------------

The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.         Description                                  Page
-----------         -----------                                  ----

10.1                Amendment No. 1 to the Asset                  4
                    Purchase Agreement dated
                    August 11, 1998








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                                  SIGNATURES
                                  ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MONRO MUFFLER BRAKE, INC.
                                             -------------------------
                                                  (Registrant)






August 11, 1998                            /s/ Catherine D'Amico
                                           ---------------------------------
                                           Catherine D'Amico
                                           Sr. Vice President-Finance & CFO






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